UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): August 6, 2003


                           IMMTECH INTERNATIONAL, INC.
             (Exact Name of Registrant as Specified in its Charter)


         Delaware                      8733                   39-1523370
      (State or Other        (Commission File Number)      (I.R.S. Employer
      Jurisdiction of                                     Identification No.)
      Incorporation)


 150 Fairway Drive, Suite 150, Vernon Hills, Illinois            60061
       (Address of Principal Executive Offices)               (Zip Code)


      Registrant's telephone number, including area code:  (847) 573-0033


                                 Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events.

The common stock, $0.01 par value (the "Common Stock"), of Immtech International, Inc. (the "Company") was approved for listing on The American Stock Exchange ("Amex") effective August 11, 2003. The Common Stock will trade on the Amex under the ticker symbol "IMM." Prior to being listed on the Amex, the Company's Common Stock was traded on the NASD OTC Bulletin Board under the ticker symbol IMMT.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

99.1 Press Release dated August 6, 2003, announcing listing of Common Stock on AMEX.

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         IMMTECH INTERNATIONAL, INC.


                                         By: /s/ T. Stephen Thompson
                                             -----------------------------------
                                             Name:  T. Stephen Thompson
                                             Title: Chief Executive Officer and
                                                    President

Dated:  August 6, 2003